UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

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NEW PEOPLES BANKSHARES, INC.

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NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the “Company”) to be held on Thursday, May 17, 2007 at 6:00 p.m. at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia 24260. At the Annual Meeting, you will be asked to elect five directors for terms of three years each. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Kenneth D. Hart

Kenneth D. Hart

President and Chief Executive Officer

Honaker, Virginia

April 17, 2007

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of New Peoples Bankshares, Inc. (the “Company”) will be held on Thursday, May 17, 2007 at 6:00 p.m. at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia 24260, for the following purposes:

1.	To elect five directors to serve for terms of three years each expiring at the 2010 annual meeting of shareholders; and

2.	To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 30, 2007, the record date fixed by our Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ John D. Maxfield

John D. Maxfield
Secretary

April 17, 2007

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

________________________________________________

PROXY STATEMENT

2007 ANNUAL MEETING OF SHAREHOLDERS

________________________________________________

This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share (“Common Stock”), of New Peoples Bankshares, Inc., in connection with the solicitation of proxies by our Board of Directors to be used at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 17, 2007 at 6:00 p.m. at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia 24260, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to our Secretary, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 17, 2007 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by us. We do not intend to solicit proxies other than by use of the mails, but certain officers and our regular employees or our subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

To reduce the expenses of delivering duplicate proxy materials to shareholders, we are relying upon SEC rules that permit us to deliver only one proxy statement and annual report to multiple shareholders who share an address unless we received contrary instructions from any shareholder at that address. All shareholders sharing such an address will continue to receive separate proxy cards based on their registered ownership of Common Stock. Any shareholder sharing such an address who does not receive an individual proxy statement and annual report may write or call New Peoples Bank Shareholder Services as specified below and we will promptly send the materials to the shareholder at no cost. For future meetings, a shareholder may request separate copies of our proxy statement and annual report, or request that we only send one set of these materials if the shareholder is receiving multiple copies, by contacting New Peoples Bank Shareholder Services, P.O. Box 1810, Honaker, Virginia 24260, or by telephoning NPB Shareholder Services locally at 276.873.7038, or toll-free at 866.NPB.GROW (866.672.4769), extension 7038.

On March 30, 2007, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 7,659,260 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item, and generally will have no effect on whether or not the item is approved.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter, and therefore will have no effect on whether or not an item is approved. “Broker shares” that are not voted on any matter at the Annual Meeting will not be counted for purposes of determining the existence of a quorum.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of 15 current members, five of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2010. Ten other directors are serving terms that end in either 2008 or 2009, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the five nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company, except that the niece of President and Chief Executive Officer Kenneth Hart is married to director Timothy Ball.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to our Board of Directors or earlier to the Board of Directors of New Peoples Bank, Inc. (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2010

Tim W. Ball, 47, is self-employed as a farmer in Honaker, Virginia. He has been a director since 1999.

Michael G. McGlothlin, 55, is an attorney with Michael G. McGlothlin, Attorney-at-Law in Grundy, Virginia. He has been a director since 1998.

Bill Ed Sample, 73, is self-employed as a farmer in Honaker, Virginia. He is Chairman of the Board and has been a director since 1998.

Paul R. Vencill, Jr., 65, is the owner of Lebanon Equipment Co. in Lebanon, Virginia. He has been a director since 1998.

B. Scott White, 61, is self-employed as a farmer in Castlewood, Virginia. He has been a director since 1998.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Whose Terms Expire in 2008

John D. Cox, 50, is the Vice President with Cox Tractor, Inc., a tractor and equipment business, in Kingsport, Tennessee. He has been a director since 1998.

Charles H. Gent, Jr., 47, is self-employed in the logging and farming industry in Honaker, Virginia. He has been a director since 1998.

A. Frank Kilgore, 54, is an attorney with Frank Kilgore, P.C. in St. Paul, Virginia. He has been a director since 1998.

Stephen H. Starnes, 50, is the owner of Gentech, Inc., in Abingdon, Virginia, since 2003. Prior to that, he was President of Starnes, Inc., from 1976 to 2003. He has been a director since 1998.

William C. Wampler, Jr., 47, is Managing Member of Wampler Consulting Group, LLC. He is a director of Bassett Furniture Industries, Inc. He has been a member of the State Senate in the Virginia General Assembly since 1988. He has been a director since 2005.

Incumbent Directors Whose Terms Expire in 2009

Joe M. Carter, 69, is General Manager of Daugherty Chevrolet in Gate City, Virginia. He has been a director since 1998.

Harold Lynn Keene, 52, is President of Keene Carpet, Inc. and Harold Keene Coal Co., Inc. in Honaker, Virginia. He has been a director since 1998.

John D. Maxfield, 64, is a private investor. He is Secretary of the Company and has been a director since 1998.

Fred W. Meade, 73, is President of Big M Stores, Inc. and West Hills Estates, Inc. in St. Paul, Virginia. He has been a director since 1998.

E. Virgil Sampson, Jr., 66, is the owner of Scott Jewelers in Gate City, Virginia. He has been a director since 1998.

Executive Officers Who Are Not Directors

The following biographical information discloses the age and business experience in the past five years for each of our executive officers.

Kenneth D. Hart, 60, has served as the Company’s President and Chief Executive Officer since 2001 and the Bank’s President and Chief Executive Officer since 1998.

Frank Sexton, Jr., 57, has served as Executive Vice President and Chief Operating Officer of both the Company and the Bank since December 2003. He had previously served as the Company’s Executive Vice President, Chief Financial Officer and Secretary since 2001 and the Bank’s Executive Vice President and Cashier since 1998.

C. Todd Asbury, 36, has served as Senior Vice President, Chief Financial Officer, and Treasurer of both the Company and the Bank since December 2003. He was Vice President and Chief Financial Officer for Albemarle First Bank in Charlottesville, Virginia from 2002 to 2003 and Assistant Vice President and Controller of Albemarle First Bank from 1999 to 2002.

Security Ownership of Management

The following table sets forth, as of March 30, 2007, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the individual’s spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Common Stock Beneficially Owned	Exercisable Options Beneficially Owned (1)(2)	Total Shares Owned	Percentage of Class
C. Todd Asbury	—	16,500	16,500	*
Tim W. Ball	2,640	12,800	15,440	*
Joe M. Carter	19,201 (3)	12,800	32,001	*
John D. Cox	38,625 (4)	12,800	51,425	*
Charles H. Gent, Jr.	16,500 (5)	12,800	29,300	*
Kenneth D. Hart	81,104 (6)	50,050	131,154	1.65%
Harold Lynn Keene	27,500	12,800	40,300	*
A. Frank Kilgore	70,465 (7)	12,800	83,265	1.05%
John D. Maxfield	48,840 (8)	12,800	61,640	*
Michael G. McGlothlin	91,667	12,800	104,467	1.31%
Fred W. Meade	29,920 (9)	12,800	42,720	*
Bill Ed Sample	22,880 (10)	12,800	35,680	*
E. Virgil Sampson, Jr.	19,543 (11)	12,800	32,343	*
Frank Sexton, Jr.	25,995 (12)	37,125	63,120	*
Stephen H. Starnes	18,316 (13)	12,800	31,116	*
Paul R. Vencill, Jr.	57,420	12,800	70,220	*
William C. Wampler, Jr.	1,000	4,000	5,000	*
B. Scott White	238,480 (14)	12,800	251,280	3.16%

All Directors and Executive Officers as a group (18 persons) (16)	810,096	286,875 (2)	1,096,971	13.81%

*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)	Except as otherwise indicated, each director, director nominee or executive officer has sole voting power and investment power with respect to the shares shown.
(2)	Includes options that will become exercisable within 60 days of March 30, 2007.
(3)	Includes 9,059 shares held by Mr. Carter's wife.
(4)	Includes 9,680 shares held by Mr. Cox's wife and 24,105 shares held by Cox Ford Tractor, Inc. of which Mr. Cox is Vice President.
(5)	Includes 2,200 shares held by Mr. Gent's wife and 2,200 shares Mr. Gent holds as custodian for his child.

(6)	Includes 9,972 shares held by Mr. Hart’s children.
(7)	Includes 3,020 shares Mr. Kilgore holds as trustee for his grandchildren.
(8)	Includes 26,400 shares held by Mr. Maxfield's wife, and 440 shares Mr. Maxfield holds as trustee for his grandchildren.
(9)	Includes 27,720 shares Mr. Meade holds jointly with his wife.
(10)	Includes 440 shares Mr. Sample’s wife holds.
(11)	Includes 11,000 shares Mr. Sampson holds jointly with his wife.
(12)	Includes 440 shares Mr. Sexton holds jointly with his child.
(13)	Includes 2,816 shares held by Mr. Starnes' wife and 3,080 shares Mr. Starnes holds as custodian for his children.
(14)	Includes 44,000 shares held by Mr. White's wife and 440 shares Mr. White holds as trustee for his child.

Security Ownership of Certain Beneficial Owners

As of March 30, 2007, there are no persons known to us that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports with the Securities and Exchange Commission (“SEC”) indicating their holdings of, or transactions in, our equity securities.  Based on a review of these reports and written representations furnished to us, we believe that our directors and officers complied with all Section 16(a) filing requirements with respect to 2006, except that Mr. Carter made a late filing on Form 4 in May 2006 to report shares acquired by his spouse via stock option redemption in May 2006.

Director Compensation

The following table sets forth, as of December 31, 2006, certain information with respect to director compensation by each of the members of the Board of Directors. The directors did not receive any other compensation during 2006 for their services as directors on the Board.

DIRECTOR COMPENSATION FOR 2006
Name	Fees Earned or Paid in Cash(1) ($)	Total ($)
Tim W. Ball	6,000	6,000
Joe M. Carter	6,200	6,200
John D. Cox	6,400	6,400
Charles H. Gent, Jr.	6,400	6,400
Harold Lynn Keene	6,500	6,500
A. Frank Kilgore	6,000	6,000
John D. Maxfield	4,800	4,800
Michael G. McGlothlin	6,000	6,000
Fred W. Meade	6,000	6,000
Bill Ed Sample	6,000	6,000
E. Virgil Sampson, Jr.	6,200	6,200
Stephen H. Starnes	6,200	6,200
Paul R. Vencill, Jr.	6,000	6,000
William C. Wampler, Jr.	6,000	6,000
B. Scott White	6,500	6,500

(1)	Each of the directors holds stock options covering shares of our common stock. Such amounts are all reflected in the Beneficial Ownership Table.

Each director is paid $500 per month for service on the Board of Directors and a maximum of $100 per committee meeting for each committee of which a director is a member (excluding Loan Committee meetings). No director has a different compensation arrangement resulting in more compensation than other directors solely for his services as a director serving on the Board, with the exception of Mr. Maxfield, who voluntarily accepts the lower amount of $400 per month for his services as a Director.

In addition, in each of December 2001, January 2003, January 2004, and November 2004, we granted each director options to purchase 2,000 shares of Common Stock. In December 2005, each director was granted options to purchase 4,000 shares of Common Stock. These options, which we granted under the 2001 Stock Option Plan, are immediately exercisable and have exercise prices of $6.82, $9.09, $9.09, $12.27, and $15.00 per share, respectively, and have a term of 10 years. No stock options were granted to directors in 2006.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board are kept informed of our business through discussions with our executive officers and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board of Directors has determined that the following two individuals of its total fifteen members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Messrs. White and Sampson.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary banks conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for our directors, executive officers, and senior officers who have financial responsibilities. The Code of Ethics is designed to promote, among other things, honest and ethical conduct, proper disclosure of financial information in our periodic reports, and compliance with applicable laws, rules and regulations by our senior officers who have financial responsibilities. A copy of the Code of Ethics was attached as Exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2003.

Board and Committee Meeting Attendance

There were 12 meetings of the Board of Directors in 2006. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the director served, except for Messrs. Ball and Starnes.

Committees of the Board

The Board has a Compensation Committee, an Audit Committee, and a standing Nominating Committee.

Nominating Committee

The Nominating Committee was created in May 2006 to nominate prospective members to the Board of Directors. All decisions by the Nominating Committee relating to the nominations of prospective Board members are reported to the full Board of Directors. The members of the Nominating Committee include Messrs. Wampler, Keene and White. Mr. Wampler is Chairman of the Nominating Committee. All of the members of the Committee are independent, with the exception of Mr. White. The Committee met one time in 2006.

Prior to May 2006, the Board as a whole acted as a nominating committee. The Board created the Nominating Committee due to the increased time and resources to perform the function of selecting board nominees and is comprised entirely of independent directors (as that term is defined in the NASDAQ listing standards), with the exception of Mr. White. See the section “Transactions with Management.” The Nominating Committee acts in accordance with our Articles of Incorporation and Bylaws but does not yet have a separate charter related to the nomination process.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating Committee if the Committee receives timely written notice, in proper form, for each such recommended director candidate. If the notice is not timely and in proper form, the nominee will not be considered by the Nominating Committee. To be timely for the 2008 Annual Meeting, the notice must be received before the Nominating Committee completes its selection of director nominees for the annual meeting. The Nominating Committee anticipates completing its selection for the 2008 Annual Meeting by March 1, 2008. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Board.

In accordance with our Bylaws, any shareholder entitled to vote in the election of directors generally may directly nominate one or more persons for election as director(s) at an annual meeting if the nomination is made in writing. Any such shareholder nominations must be received by our Secretary within the timeframe set forth in “Proposals for 2008 Annual Meeting of Shareholders” below. To be in proper form, the notice must include (a) the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated; (b) a representation that the shareholder is the owner of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including, but not limited to, the amount and nature of his beneficial ownership of our securities and his principal occupation for the past five years; and (e) the written consent of each nominee to serve as a director if so elected.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board potential new directors, including candidates submitted by shareholders, or the continued service of existing directors:

•	the ability of the prospective nominee to represent the interests of our shareholders;
•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

The Board’s emphases and priorities in evaluating Board candidates and the relative weight it gives to any given characteristic will vary from time to time based on the particular needs of the Board and us at the time and based on the expertise of the incumbent members of the Board of Directors.

Personnel Committee

The Personnel Committee acts as the Compensation Committee of the Company and the Bank and reviews management’s performance and compensation, and reviews and sets guidelines for compensation of all employees. All decisions by the Personnel Committee relating to the compensation of our executive officers are reported to the full Board of Directors.

The members of the Personnel Committee are Messrs. Cox, Kilgore, Meade, Sampson and Vencill, all of whom the Board in its business judgment has determined are independent as defined by the NASDAQ listing standards. The Personnel Committee held four meetings in 2006. For additional information regarding the Personnel Committee, see “Personnel Committee Report on Executive Compensation” below.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and performance of our independent public accountants and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the our independent public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

The members of the Audit Committee are Messrs. Cox, Gent, Keene and White.   The Board in its business judgment has determined that all of the members of the Audit Committee are independent as defined by NASDAQ listing standards and applicable SEC regulations, with the exception of Mr. White. Mr. White was not independent during 2006 because of a transaction between us and a limited liability company, of which Mr. White was a member, that closed in 2006. See the section “Transactions with Management.”  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Keene qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee held six meetings in 2006. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” below.

Annual Meeting Attendance

We encourage members of the Board of Directors to attend the annual meeting of shareholders. Twelve of our fifteen directors attended the 2006 annual meeting of shareholders.

Communications with Directors

Any director may be contacted by writing to him c/o Post Office Box 1810, Honaker, Virginia 24260. Communications to the directors as a group may be sent to the same address, c/o the Secretary of the Company. We promptly forward, without screening, all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

Personnel Committee Report on Executive Compensation

The Personnel Committee (the “Committee” or “Compensation Committee”) of the Board of Directors has furnished the following report on executive compensation.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on that review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2006 and in this Proxy Statement.

Members of the Personnel/Compensation Committee

John D. Cox (Chairman)

A. Frank Kilgore

Fred W. Meade

E. Virgil Sampson, Jr.

Paul R. Vencill, Jr.

Compensation Discussion & Analysis

The Compensation Committee of the Board of Directors reviews and establishes the salary and other compensation of our Senior Management, including the named executive officers. The Committee consists entirely of independent directors who are not our officers or employees. Currently, the individuals serving as Chief Executive Officer and as executive officers also serve in the same capacities, respectively, for the Bank. These executive officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company. The Committee also makes recommendations to the Board of Directors with respect to the executive officers’ bonuses and long-term incentive awards under our stock option plan.

The objectives of the Bank’s executive compensation programs are to fairly reward and retain effective and experienced management. The compensation programs are designed to reward effectiveness, experience and ability. The elements of compensation are as follows: base salary, bonuses, stock options, deferred compensation, insurance benefits and 401(K) matching contributions. As of 2006, there are salary continuation agreements with the Chief Executive Officer and the Chief Operating Officer designed as an incentive to keep them as employees with their unique and valuable abilities as our executive officers. We pay each element of compensation to maximize the continuity of management and investment return. The Committee determines the amount of each element of compensation based on the following factors: regional and statewide comparisons, individual efforts, success and our overall performance. Each element of compensation is designed to retain experienced leadership and make each employee a stakeholder in our future. The Committee’s decisions regarding each element relate to our overall compensation objectives and affect decisions regarding other elements. We tie option grants to executive officers to our relative growth and performance. When the Committee selects particular grant dates and the methods the Committee uses to select exercise prices are based on budget goals and assets and liabilities ratios for timing. There is no specific policy for the timing of options grants. Stock options are designed to motivate key employees to remain with us and work as a team to benefit all stakeholders, including stockholders.

The Committee has developed and implemented compensation policies and plans that seek to enhance our profitability and maximize shareholder value by aligning the financial interests of our senior officers with those of our shareholders. The policies are designed to provide competitive levels of compensation to attract and retain high quality corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The compensation program is designed to provide levels of compensation that reflect both the individual’s and the organization’s performance in achieving the organization’s goals and objectives and in helping to build value for our shareholders. The components of the compensation of our executive officers and the Bank are salaries and bonuses paid by the Bank and long-term incentives through stock options granted by us.

Base Salary

Our performance, in general, is considered in determining the amount of annual salary increases. The Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks. The Virginia Bankers Association Salary Survey was used for comparison of salaries paid for similar positions and responsibilities. The Committee also takes into consideration our growth and performance, including but not limited to, branch expansion, asset quality, asset growth, and earnings. The Committee generally sets annual bonuses at the same level for all employees, usually close to 5% of annual salary.

The Committee approves the Chief Executive Officer’s annual salary based on the above criteria and its assessment of both the Chief Executive Officer’s past performance and his expected future contributions in leading us. In addition to the internal measures above, the Board of Directors also reviews our financial performance in relation to peer group averages based on similarly sized banks. A subjective approach is used in its evaluation of these factors, and therefore the Committee does not rely on a formula or weights of specific factors. The Chief Executive Officer does not set his own salary or the salaries of the Chief Financial Officer and Chief Operating Officer, though the Committee welcomes the Chief Executive Officer’s input when making their independent salary decisions, taking all relevant factors discussed herein into consideration.

Stock Options

The stock option plan is intended to provide a means for selected key employees to increase their personal financial interest in us, thereby stimulating the efforts of these employees and strengthening their desire to remain with us. The stock option plan permits the award of incentive stock options and non-qualified stock options to directors and eligible officers and key employees. The Board of Directors makes grants under the stock option plan on a discretionary basis, taking into consideration the respective scope of accountability and contributions of each director and employee, including the Chief Executive Officer, to us. In 2006, the Committee did not award any stock options to any of the executive officers or other employees.

There is no set time for the awarding of stock options, however, for the years in which options were granted, the options have been granted in January or December. The stock option plan allows for the awarding of stock options, but no set levels of criteria or performance thresholds are necessary before options can be granted. We have no set policy regarding recapturing awards if based on financial results that have been misstated. The executive officers do not receive any other compensation.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former executive officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks with other entities with respect to any such member.

Executive Compensation

The following table shows, for the fiscal year ended December 31, 2006, the cash compensation that we paid to the named executive officers in all capacities in which they served:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Kenneth D. Hart President and Chief Executive Officer Frank Sexton, Jr. Executive Vice President and Chief Operating Officer	2006 2006	215,000 135,000	15,050 9,450	48,061 23,409	13,099 6,750	291,210 174,609
C. Todd Asbury Senior Vice President, Chief Financial Officer, and Treasurer	2006	110,000	7,700	—	5,459	123,159

(1)	These amounts represent earnings under the Salary Continuation Agreements for Messrs. Hart and Sexton.
(2)	All benefits that might be considered of a personal nature did not exceed $10,000. All other compensation includes amounts for Mr. Hart representing matching contributions in 2006 under the

Bank’s defined contribution plan of $13,099, amounts for Mr. Sexton representing matching contributions in 2006 under the Bank’s defined contribution plan of $6,750, and amounts for Mr. Asbury representing matching contributions in 2006 for the Bank’s defined contribution plan of $5,459.

See “Summary Compensation Table” for bonus award amounts to named executive officers.

Grants of Plan-Based Awards

The named executive officers have not received grants of plan-based awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for the year ended December 31, 2006, the outstanding equity awards at fiscal year-end to the named executive officers. The named executive officers have not received other stock awards:

Outstanding Equity Awards at Fiscal Year-End
Name	Option Granting Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date
Kenneth D. Hart President and Chief Executive Officer	1/1/02 1/1/03 1/1/04 12/13/04 12/20/05	14,300 8,250 5,500 5,500 16,500	6.82 9.10 9.10 12.28 15.00	12/31/11 12/31/12 12/31/13 12/13/14 12/20/15
Frank Sexton, Jr. Executive Vice President and Chief Operating Officer	1/1/02 1/1/03 1/1/04 12/13/04 12/20/05	11,000 5,500 4,125 4,125 12,375	6.82 9.10 9.10 12.28 15.00	12/31/11 12/31/12 12/31/13 12/13/14 12/20/15
C. Todd Asbury Senior Vice President, Chief Financial Officer and Treasurer	12/13/04 12/20/05	4,125 12,375	12.28 15.00	12/13/14 12/20/15

(1)

There have been no equity incentive plan awards made to the named executive officers. None of our named executive officers hold any unexercisable securities underlying options. The amounts have been adjusted for the 10% stock dividend granted on June 7, 2005.

(2)	Stock options were granted at the fair market value of the shares of Common Stock at the grant dates. The grants are exercisable immediately after they are granted.

Option Exercises and Stock Vested

There were no exercises of stock option awards or stock awards that vested for the named executive officers in 2006. None of the named executive officers have exercised any of their stock options to date.

Pension Benefits

We do not have a pension plan for the named executive officers.

Employment or Change in Control Agreements

Neither the Company nor the Bank has entered into an employment agreement or change in control agreement with any of the named executive officers.

On December 18, 2002, the Bank entered into salary continuation agreements with Kenneth D. Hart and Frank Sexton, Jr. The agreement with Mr. Hart provides that the Bank will pay Mr. Hart, upon the termination of his employment on or after his 65th birthday for reasons other than his death, $59,063 per year for 15 years. The agreement with Mr. Sexton provides that the Bank will pay Mr. Sexton, upon the termination of his employment on or after his 65th birthday for reasons other than his death, $38,812 per year for 15 years. The Bank’s Board of Directors has the sole discretion to increase these benefits. The agreements provide for adjusted benefits in the event that employment terminates prior to the individual’s 65th birthday (except for termination for cause) for reasons such as death, disability or a change of control of the Bank. If Mr. Hart were to terminate his employment prior to his 65th birthday, his benefit would be $22,710 annually to be paid in 180 month installments over 15 years for a total value of $340,650 (as of Nov 1, 2006). If Mr. Sexton were to terminate his employment prior to his 65th birthday, his benefit would be $11,062 annually to be paid in 180 month installments for 15 years; total value is $165,930 (as of Nov 1, 2006).

Equity Compensation Plan

The following table sets forth information as of December 31, 2006, with respect to compensation plans under which shares of Common Stock are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity Compensation Plans Approved by Shareholders:
2001 Stock Option Plan	810,162	$11.28	102,210

Equity Compensation Plans Not Approved by Shareholders (3)	--	--	--
Total	810,162	$11.28	102,210

_________

(1)

The total number of both the securities to be issued upon exercise of outstanding options, warrants and rights and the securities remaining available for future issuance under equity compensation plans, as well as the weighted average exercise price, reflects the ten percent stock dividend paid on June 7, 2005.

(2)	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(3)	The Company does not have any equity compensation plans that have not been approved by shareholders.

Transactions with Management

Certain of our directors and officers and persons with whom they are associated have had, and expect to have in the future, banking transactions with us. Any extensions of credit to our directors and officers are required to be on substantially the same terms as comparable transactions to non-related parties at the time of the extension of credit, pursuant to Regulation O – Loans to Executive Officers, Directors and Principal Shareholders of Member Banks.

During the latter part of 2005, the Board of Directors approved the purchase of a lot for $450 thousand in Jonesborough, Tennessee from a limited liability company, of which Mr. White is a 25% member. Mr. White’s interest in the transaction was approximately $112 thousand. The approval was subject to the receipt of an independent certified appraisal substantiating the fair market value. The Board of Directors approved the transaction without participation by Mr. White and he abstained from the vote. Subsequent to year-end 2005, the appraisal was obtained that substantiated the sales price as a fair market value. The purchase was completed during the first quarter of 2006.

In the fourth quarter of 2006, the Board of Directors approved the purchase of a lot and building for $225 thousand in Gate City, Virginia from Director Virgil Sampson. A certified appraisal was obtained that substantiated the fair market value. The Board of Directors approved the transaction without participation by Director Sampson and he abstained from the vote.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to us, the facts and the circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee has the responsibility to review significant conflicts of interest involving directors or executive officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Brown, Edwards & Company, L.L.P. (“Brown, Edwards”) served as our independent registered public accountants with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2006. The Audit Committee has appointed Brown, Edwards as independent registered public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2007.

Representatives of Brown, Edwards are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT INFORMATION

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter is attached hereto as Appendix A. The members of the Audit Committee are independent as that term is defined in the NASDAQ listing standards and applicable SEC regulations, with the exception of Mr. White. See the section “Transactions With Management”.

Fees of Independent Registered Public Accountants

Audit Fees

The aggregate fees billed by Brown, Edwards for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2006 and 2005, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for fiscal years ending December 31, 2006 and 2005 were $77,520 and 76,979, respectively.

Audit Related Fees

The aggregate fees billed by Brown, Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2006 and 2005 were $7,302 and $20,350, respectively. During 2006 and 2005, these services included the performance of audits and attest services not required by statute or regulations, information on Section 404 of the Sarbanes-Oxley Act, sample sizes, Financial Accounting Standards Board No. 91 disclosures, an assessment of the Bank’s compliance with Bank Secrecy Act regulations, audits of our benefit plan, an audit of Information Technology controls in 2005 only, a Brintech IT Assessment in 2006, and accounting consultations regarding the application of generally accepted accounting principles to proposed transactions.

Tax Fees

The aggregate fees billed by Brown, Edwards for professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2006 and 2005 were $10,381 and $10,881, respectively. During 2006 and 2005, these services generally included assistance with W-2 reporting of incentive stock options (as applicable), bargain sales, charitable contributions, and preparation of tax returns as necessary and for NPB Capital Trust 2, as well as tax compliance services.

All Other Fees

None.

Pre-Approved Services

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown, Edwards was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions. The Audit Committee has a policy that provides for the pre-approval of all services to be provided by its independent registered public accounting firm. The Audit Committee does not delegate to management its responsibility to pre-approve services performed by the independent registered public accounting firm.

Audit Committee Report

The Audit Committee has furnished the following report:

Management is responsible for our internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. Our independent public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and Brown, Edwards, our independent public accountants for 2006, the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, including its judgments about the quality, not just the acceptability, of our accounting principles and underlying estimates in our consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with our management; and other material written communication between the independent public accountants and our management, such as any management letter or schedule of unadjusted differences.

In addition, the Audit Committee has received from the independent public accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management. Moreover, the Audit Committee has considered whether the independent public accountants’ provision of other non-audit services to us is compatible with maintaining their independence from us.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee

John D. Cox

Charles H. Gent, Jr.

Harold Lynn Keene (Chairman)

B. Scott White

PROPOSALS FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

As discussed above under “Director Nomination Process,” our Bylaws prescribe the procedures that a shareholder must follow to nominate a director. For a shareholder to nominate a candidate for director at the 2008 Annual Meeting of Shareholders, notice of the nomination must be received by our Secretary no later than March 5, 2008. The notice must describe various matters regarding the nominee and the shareholder giving the notice. Any shareholder may obtain a copy of our Bylaws, without charge, upon written request to our Secretary.

In accordance with SEC regulations, if any shareholder intends to present a proposal to be considered for inclusion in our proxy materials for our 2008 Annual Meeting, the proposal must be in proper form and must be received at our principal executive offices at 67 Commerce Drive, Honaker, Virginia 24260, no later than December 11, 2007.

In accordance with our Bylaws, if any shareholder intends to present a proposal (other than a director nomination) at the 2008 Annual Meeting of Shareholders outside of the proxy statement process, notice of the shareholder’s intention to present the proposal must be received by our Secretary no later than March 5, 2008. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. The proxy solicited by the Board of Directors for the 2008 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if we have not received notice of such proposal by March 5, 2008, in writing delivered to our Secretary.

OTHER MATTERS

OUR 2006 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”) IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 (EXCLUDING EXHIBITS) (THE “FORM 10-K”), AS FILED WITH THE SEC, MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO OUR SECRETARY, WHOSE ADDRESS IS POST OFFICE BOX 1810, HONAKER, VIRGINIA 24260. NEITHER THE ANNUAL REPORT NOR THE FORM 10-K IS PART OF THE PROXY SOLICITATION MATERIALS.

APPENDIX “A”

New Peoples Bankshares, Inc.

AUDIT COMMITTEE CHARTER

Revised December, 2004

Audit Committee Approved December 2006

Board of Directors Approved December 2006

Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the appointment, compensation, and oversight of the independent accountants of the Company, (3) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance, (4) the independence and performance of the Company’s internal audit staff, and (5) compliance with applicable legal, ethical, and regulatory requirements.

The committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter.

Composition

The Audit Committee shall be composed of at least three, and no more than five, independent board members, designated by the full Board of Directors. Committee members shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. Independence will be determined in accordance with SEC and NASDAQ standards relating to audit committee members. Committee membership standards will be maintained in accordance with applicable banking laws and regulations. The members of the committee may designate a Chair by majority vote of the full committee membership.

Each committee member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

Meetings

The Audit Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or at the request of the independent accountants or the internal auditors. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Audit Committee may also periodically meet separately in private sessions with management, the internal auditor, and the independent auditor. Committee meeting agendas shall be prepared with input from committee members. The committee shall maintain minutes or other records of meetings and activities of the audit committee. The committee, through the committee Chair, shall report periodically, as deemed necessary, but at least semiannually, to the full board.

Responsibilities and Duties

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. Accordingly, the following will be included in the responsibilities of the audit committee:

A.

Review and assess the Company’s system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations, and non-compliance with the corporate code of conduct.

B.	Review and assess the Company’s system relating to compliance with laws and regulations to which it is subject.

C.	Review and assess the Company’s system of loan review for compliance with the loan policy, ensuring the quality of loans, and the adequacy of the allowance for loan losses.

D.

Review reports and disclosures of insider and affiliated party transactions and pre-approve all such transactions required to be approved pursuant to the listing standards of the NASDAQ Stock Market, Inc.

E.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

F.

Review the effectiveness of the Company’s system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

To fulfill its responsibilities and duties the audit committee shall:

1.	Provide and maintain an open avenue of communication between management, the internal auditor, the independent accountants, the loan review officer, the compliance officer and the Board of Directors.

2.

Review and assess the adequacy of the committee charter annually, or as conditions dictate, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

3.

The Audit Committee shall have the sole authority to select, evaluate and, where appropriate, replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

4.

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for permissible non-audit services that are subsequently approved by the committee. (The committee may delegate to one or more designated members of the committee the authority to grant such pre-approvals.)

5.	Review the independence, qualifications, and performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6.

Obtain a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.

7.

Provide a medium for the external auditors to discuss with the audit committee their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company.

8.	Prepare a report to be included in the proxy statement that discloses the following:

•	Whether the audit committee has reviewed and discussed the audited financial statements with management.
•	Whether the audit committee has discussed with the independent auditors the matters required to be discussed by SAS No. 61, Communication with Audit Committees, as amended.
•

Whether the audit committee has received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditor’s independence.

•

Whether the audit committee, based on the above reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K for the last fiscal year.

•	Name of each member of the audit committee.

9.	Consider and review the budget and staffing for the internal audit department, and concur in the appointment, replacement, reassignment or dismissal of the internal audit positions.

10.

Review the internal audit and the loan review functions, including the independence and authority of their reporting obligations, the proposed plans for the coming year, and the coordination of such plans with the independent auditors.

11.

Review with the internal audit staff, the loan review officer, and the independent accountant the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

12.

Review any related significant findings and recommendations of the independent accountant, internal auditors, loan review officer, and the compliance officer together with management’s responses thereto.

13.	The audit committee shall report to the Board of Directors any significant findings and required actions.

14.	Consider and review with the independent accountant and the internal auditors the adequacy of the Company’s internal controls including computerized information system controls and security.

15.

Review with management and the independent accountants the annual financial statements before they are released to the public or filed with the SEC, including, without limitation, significant accounting principles, financial reporting issues and judgments made in connection with the preparation of the financial statements, critical accounting practices and practices to be used, and alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

16.

Review with management and the independent accountants, if deemed necessary by the audit committee, the 10-Q prior to its filing or prior to the release of earnings. The Chair of the committee may represent the entire committee for purposes of this review.

17.

Review disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process concerning significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

18.

Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, regulatory examiners, or the internal auditing department.

19.

Consider and review with management, the independent accountants, and the internal audit staff any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information, and any changes required in the planned scope of their audit plan.

20.

Have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities, and be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation. The Audit Committee shall have appropriate funding to pay for its investigations or use of advisors and any other administrative needs of the committee.

21.

Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by the employees of the Company of concerns regarding questionable accounting or auditing practices.

22.	Perform such other functions as it deems appropriate to further the purposes of this charter and as may be assigned by law, the Company’s charter or bylaws, or the Board of Directors.

[FORM OF PROXY CARD]

New Peoples Bankshares, Inc.

Annual Meeting of Shareholders – May 17, 2007

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John Cox and Harold Lynn Keene, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the “Company”), to be held at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia on May 17, 2007, at 6:00 p.m. local time, or any adjournments thereof (the “Annual Meeting”), for the following purposes:

1.	To elect as directors, Tim W. Ball, Michael G. McGlothlin, Bill Ed Sample, Paul R. Vencill, Jr., and B. Scott White for terms of three years each expiring at the 2010 annual meeting of shareholders.

[	] FOR nominees	[	] WITHHOLD AUTHORITY to
	(except as written on the line below)		vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee’s name on the space provided below.)

2.	To transact such other business as may properly come before the Annual Meeting.

[CONTINUED ON BACK]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND ON OTHER MATTERS BY THE PROXY AGENTS IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Date: _____/______/ 2007

Sign Here ______________________________

Sign Here ______________________________

Sign Here ______________________________

Sign Here ______________________________

(If signing as Attorney, Administrator, Executor,

Guardian or Trustee, please add your title as such.)

PLEASE MARK, SIGN EXACTLY AS YOUR NAME APPEARS ON CERTIFICATE, DATE AND RETURN PROMPTLY. JOINT OWNERS MUST EACH SIGN.

* * * * *